UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)	May 15, 2012
COMMERCIAL NATIONAL FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)
Pennsylvania	0-18676	25-1623213
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
900 Ligonier Street, Latrobe, PA		15650
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code 724-539-3501

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 5.02 Departure of Directors or Certain Officers, Election of Directors, Appointment of Certain officers, Compensatory Arrangements of Certain Officers.

On May 15, 2012, Roy Dale Landers was appointed as a Director of Commercial National Financial Corporation.  Mr. Landers will serve on the Board of Directors and has been assigned to serve on the holding company's  Business Opportunity Committee and the banking subsidiary's Asset Qualitiy Committee and Trust Committee. A copy of the May 15, 2012 press release announcing his appointment is attached as Exhibit 99.1

Also on May 15, 2012,  Frank E. Jobe retired from his position as a member of the Commercial National Financial Corporation's Board of Directors.

Commercial National Financial Corporation
(Registrant)

Date: May 16, 2012	/s/	Gregg E. Hunter
Gregg E. Hunter
President and Chief Executive Officer